Exhibit 32.1

LZG INTERNATIONAL, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of LZG International, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of LZG International, Inc. for the quarter ended August 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LZG International, Inc.

Date: October 13, 2016		LZG INTERNATIONAL, INC.

	By:	/s/ Greg L. Popp
Greg L. Popp
Principal Executive Officer
Principal Financial Officer